EXHIBIT 32.1

CERTIFICATION OF CEO

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
SARBARNES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

            The undersigned, Kevin McCarthy is the President, Chief Executive Officer and Director of PFF Bancorp, Inc. (the "Company").

            This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the period ending September 30, 2006 (the "Report").

            By execution of this statement, I certify that:

                    A)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or

                            78o (d)) and

                    B)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

                            Company as of the dates and for the periods covered by the Report.

            This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, 18 U.S.C. Section 1350.  It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

            A signed original of this written statement required by Section 906 has been provided to PFF Bancorp, Inc. and will be retained by PFF Bancorp, Inc.

and furnished to the Securities and Exchange Commission or its staff upon request.

November 9, 2006	/s/ Kevin McCarthy
Dated	Kevin McCarthy President, Chief Executive Officer and Director

EXHIBIT 32.2

CERTIFICATION OF CFO

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
SARBARNES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

            The undersigned, Gregory C. Talbott is the Senior Executive Vice President, Chief Operating Officer/Chief Financial Officer and Treasurer of PFF Bancorp, Inc. (the "Company").

            This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the period ending September 30, 2006 (the "Report").

            By execution of this statement, I certify that:

                A)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)

                        or 78o (d)) and

                B)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

            This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, 18 U.S.C. Section 1350.  It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

            A signed original of this written statement required by Section 906 has been provided to PFF Bancorp, Inc. and will be retained by PFF Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

November 9, 2006	/s/ Gregory C. Talbott

Dated	Gregory C. Talbott Senior Executive Vice President, Chief Operating Officer/Chief Financial Officer and Treasurer